Exhibit 99.2

	First-Quarter 2014 Detailed Supplemental Information

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	14,166	13,350	13,643	13,254	54,413	15,415				15,415
Equity in earnings of affiliates	362	494	709	654	2,219	572				572
Gain on dispositions	58	95	1,069	20	1,242	9				9
Other income	65	203	49	57	374	52				52
Total Revenues and Other Income	14,651	14,142	15,470	13,985	58,248	16,048				16,048

Costs and Expenses
Purchased commodities	5,834	5,521	5,708	5,580	22,643	7,127				7,127
Production and operating expenses	1,687	1,672	1,962	1,917	7,238	1,895				1,895
Selling, general and administrative expenses	165	193	249	247	854	182				182
Exploration expenses	277	321	313	321	1,232	296				296
Depreciation, depletion and amortization	1,807	1,832	1,902	1,893	7,434	1,892				1,892
Impairments	2	28	1	498	529	1				1
Taxes other than income taxes	892	642	664	686	2,884	651				651
Accretion on discounted liabilities	106	105	106	117	434	117				117
Interest and debt expense	130	139	151	192	612	171				171
Foreign currency transaction (gains) losses	(36)	(7)	9	(24)	(58)	18				18
Total Costs and Expenses	10,864	10,446	11,065	11,427	43,802	12,350				12,350
Income from continuing operations before income taxes	3,787	3,696	4,405	2,558	14,446	3,698				3,698
Provision for income taxes	1,763	1,630	1,966	1,050	6,409	1,581				1,581
Income from continuing operations	2,024	2,066	2,439	1,508	8,037	2,117				2,117
Income from discontinued operations	129	(3)	57	995	1,178	20				20
Net Income	2,153	2,063	2,496	2,503	9,215	2,137				2,137
Less: net income attributable to noncontrolling interests	(14)	(13)	(16)	(16)	(59)	(14)				(14)
Net Income Attributable to ConocoPhillips	2,139	2,050	2,480	2,487	9,156	2,123				2,123

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.64	1.66	1.96	1.20	6.47	1.70				1.70
Discontinued operations	0.10	-	0.05	0.81	0.96	0.02				0.02
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	1.74	1.66	2.01	2.01	7.43	1.72				1.72
Diluted
Continuing operations	1.63	1.65	1.95	1.20	6.43	1.69				1.69
Discontinued operations	0.10	-	0.05	0.80	0.95	0.02				0.02
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	1.73	1.65	2.00	2.00	7.38	1.71				1.71

Average Common Shares Outstanding (in thousands)
Basic	1,229,232	1,229,773	1,231,054	1,233,741	1,230,963	1,234,968				1,234,968
Diluted	1,235,907	1,237,157	1,240,365	1,241,112	1,239,803	1,242,667				1,242,667
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	842	1,060	787	860	3,549	930	930

Lower 48 and Latin America	260	352	765	237	1,614	512	512

Canada	(117)	10	868	(87)	674	466	466

Europe	1,191	625	960	747	3,523	1,037	1,037

Asia Pacific and Middle East	1,393	1,416	1,120	1,173	5,102	1,093	1,093

Other International	401	381	196	(50)	928	(59)	(59)

Corporate and Other	(183)	(148)	(291)	(322)	(944)	(281)	(281)

Consolidated	3,787	3,696	4,405	2,558	14,446	3,698	3,698

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	35.5%	35.7%	37.1%	35.4%	35.9%	35.6%	35.6%

Lower 48 and Latin America	49.1%	29.6%	34.9%	14.9%	33.1%	37.5%	37.5%

Canada	213.7%	52.2%	26.0%	29.3%	-6.6%	23.7%	23.7%

Europe	63.8%	58.3%	70.4%	70.1%	66.0%	66.9%	66.9%

Asia Pacific and Middle East	33.1%	27.2%	32.4%	25.8%	29.6%	30.9%	30.9%

Other International	96.5%	96.2%	101.2%	36.7%	100.6%	64.1%	64.1%

Corporate and Other	11.7%	-16.8%	19.4%	22.0%	13.1%	16.4%	16.4%

Consolidated	46.6%	44.1%	44.6%	41.1%	44.4%	42.8%	42.8%
*Alaska including taxes other than income taxes	61.6%	52.9%	57.8%	56.2%	57.1%	51.6%	51.6%
1 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	543	682	494	555	2,274	598				598

Lower 48 and Latin America*	133	247	498	203	1,081	320				320

Canada	133	5	642	(62)	718	356				356

Europe	431	261	284	223	1,199	343				343

Asia Pacific and Middle East	918	1,017	741	856	3,532	742				742

Other International	14	14	(2)	(32)	(6)	(21)				(21)

Corporate and Other	(162)	(173)	(234)	(251)	(820)	(235)				(235)

Discontinued Operations	129	(3)	57	995	1,178	20				20

Consolidated	2,139	2,050	2,480	2,487	9,156	2,123				2,123
*Lower 48 only:	105	233	210	206	754	324				324

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	97	-	-	97	-				-

Lower 48 and Latin America*	(60)	69	288	-	297	(122)				(122)

Canada	224	-	461	(129)	556	-				-

Europe	83	-	-	(107)	(24)	-				-

Asia Pacific and Middle East	-	146	(116)	-	30	(28)				(28)

Other International	-	-	-	-	-	-				-

Corporate and Other	11	(9)	(31)	(10)	(39)	-				-

Discontinued Operations	129	(3)	57	995	1,178	20				20

Consolidated	387	300	659	749	2,095	(130)				(130)
*Lower 48 only:	(60)	69	-	-	9	(122)				(122)

ADJUSTED EARNINGS

Alaska	543	585	494	555	2,177	598				598

Lower 48 and Latin America*	193	178	210	203	784	442				442

Canada	(91)	5	181	67	162	356				356

Europe	348	261	284	330	1,223	343				343

Asia Pacific and Middle East	918	871	857	856	3,502	770				770

Other International	14	14	(2)	(32)	(6)	(21)				(21)

Corporate and Other	(173)	(164)	(203)	(241)	(781)	(235)				(235)

Consolidated	1,752	1,750	1,821	1,738	7,061	2,253				2,253
*Lower 48 only:	165	164	210	206	745	446				446

ADJUSTED EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska	35.5%	35.6%	37.1%	35.4%	35.9%	35.6%				35.6%

Lower 48 and Latin America	40.2%	35.5%	39.6%	14.9%	33.9%	37.0%				37.0%

Canada	22.2%	52.2%	28.7%	20.6%	30.0%	23.7%				23.7%

Europe	68.4%	58.3%	70.4%	67.9%	67.1%	66.9%				66.9%

Asia Pacific and Middle East	34.1%	31.2%	31.5%	25.8%	30.3%	30.1%				30.1%

Other International	96.5%	96.2%	101.2%	36.7%	100.6%	64.1%				64.1%

Corporate and Other	11.0%	-19.6%	15.5%	21.2%	11.0%	16.4%				16.4%

Consolidated	53.3%	47.4%	48.7%	42.1%	48.0%	42.1%				42.1%
The income tax effects of the special items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides.
2 of 8

	2013					2014
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Pending claims and settlements	-	97	-	-	97	-				-
Total	-	97	-	-	97	-				-

Lower 48 and Latin America*
Gain (loss) on asset sales	(39)	47	288	-	296	-				-
Loss on capacity agreements	-	-	-	-	-	(83)				(83)
Tax loss carryforward realization	(21)	22	-	-	1	-				-
Pending claims and settlements	-	-	-	-	-	(39)				(39)
Total	(60)	69	288	-	297	(122)				(122)

Canada
Gain (loss) on asset sales	224	-	461	-	685	-				-
Impairments	-	-	-	(162)	(162)	-				-
FCCL IFRS depreciation adjustment	-	-	-	33	33	-				-
Total	224	-	461	(129)	556	-				-

Europe
Gain (loss) on asset sales	83	-	-	-	83	-				-
Impairments	-	-	-	(107)	(107)	-				-
Total	83	-	-	(107)	(24)	-				-

Asia Pacific and Middle East
Qatar depreciation adjustment	-	-	-	-	-	(28)				(28)
Pending claims and settlements	-	146	(116)	-	30	-				-
Total	-	146	(116)	-	30	(28)				(28)

Other International
Total	-	-	-	-	-	-				-

Corporate and Other
Gain (loss) on asset sales	11	-	-	-	11	-				-
Pension settlement expense	-	-	(31)	(10)	(41)	-				-
Pending claims and settlements	-	(9)	-	-	(9)	-				-
Total	11	(9)	(31)	(10)	(39)	-				-

Discontinued Operations	129	(3)	57	995	1,178	20				20

Total Company	387	300	659	749	2,095	(130)				(130)
*Lower 48 only:	(60)	69	-	-	9	(122)				(122)
3 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income	2,153	2,063	2,496	2,503	9,215	2,137				2,137
Depreciation, depletion and amortization	1,807	1,832	1,902	1,893	7,434	1,892				1,892
Impairments	2	28	1	498	529	1				1
Dry hole costs and leasehold impairments	36	176	133	98	443	69				69
Accretion on discounted liabilities	106	105	106	117	434	117				117
Deferred taxes	241	443	458	169	1,311	230				230
Undistributed equity earnings	(29)	(199)	(357)	(237)	(822)	1,131				1,131
Gain on dispositions	(58)	(95)	(1,069)	(20)	(1,242)	(9)				(9)
Income from discontinued operations	(129)	3	(57)	(995)	(1,178)	(20)				(20)
Other	(503)	17	206	(91)	(371)	116				116
Net working capital changes	982	(684)	(175)	(75)	48	614				614
Net cash provided by continuing operations	4,608	3,689	3,644	3,860	15,801	6,278				6,278
Net cash provided by discontinued operations	122	52	61	51	286	58				58
Net Cash Provided by Operating Activities	4,730	3,741	3,705	3,911	16,087	6,336				6,336

Cash Flows from Investing Activities
Capital expenditures and investments	(3,391)	(3,705)	(4,185)	(4,256)	(15,537)	(3,895)				(3,895)
Proceeds from asset dispositions	1,134	542	1,499	7,045	10,220	48				48
Net sales (purchases) of short-term investments	(23)	(51)	75	(264)	(263)	63				63
Long-term collections from related parties
and other investments	36	(11)	54	(146)	(67)	108				108
Net cash provided by (used in) continuing operations	(2,244)	(3,225)	(2,557)	2,379	(5,647)	(3,676)				(3,676)
Net cash used in discontinued operations	(189)	(190)	(161)	(64)	(604)	(22)				(22)
Net Cash Provided by (Used in) Investing Activities	(2,433)	(3,415)	(2,718)	2,315	(6,251)	(3,698)				(3,698)

Cash Flows from Financing Activities
Repayment of debt	(48)	(850)	(48)	-	(946)	(450)				(450)
Change in restricted cash	748	-	-	-	748	-				-
Issuance of company common stock	(10)	5	17	8	20	(32)				(32)
Dividends paid	(815)	(814)	(852)	(853)	(3,334)	(855)				(855)
Other	(205)	(186)	(202)	(3,028)	(3,621)	(17)				(17)
Net cash used in continuing operations	(330)	(1,845)	(1,085)	(3,873)	(7,133)	(1,354)				(1,354)
Net cash used in discontinued operations	-	-	-	-	-	-				-
Net Cash Used in Financing Activities	(330)	(1,845)	(1,085)	(3,873)	(7,133)	(1,354)				(1,354)

Effect of Exchange Rate Changes	(163)	6	72	10	(75)	(10)				(10)

Net Change in Cash and Cash Equivalents	1,804	(1,513)	(26)	2,363	2,628	1,274				1,274
Cash and cash equivalents at beginning of period	3,618	5,422	3,909	3,883	3,618	6,246				6,246
Cash and Cash Equivalents at End of Period	5,422	3,909	3,883	6,246	6,246	7,520				7,520

CAPITAL PROGRAM

Capital expenditures and investments
Alaska	262	283	291	304	1,140	415				415

Lower 48 and Latin America	1,280	1,377	1,244	1,333	5,234	1,318				1,318

Canada	675	422	505	630	2,232	622				622

Europe	791	765	791	768	3,115	613				613

Asia Pacific and Middle East	337	827	1,142	1,076	3,382	848				848

Other International	19	4	169	60	252	44				44

Corporate and Other	27	27	43	85	182	35				35
Total capital expenditures and investments	3,391	3,705	4,185	4,256	15,537	3,895				3,895

Joint venture acquisition obligation (principal) - Canada*	189	192	194	197	772	-				-
Total Capital Program	3,580	3,897	4,379	4,453	16,309	3,895				3,895
Capital Program for Algeria, Nigeria and Kashagan:	189	190	161	69	609	22				22
*Excludes $2,810 million prepayment in the fourth quarter of 2013.
4 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)
Continuing operations, including equity affiliates	1,555	1,510	1,470	1,473	1,502	1,532				1,532
Discontinued operations (Algeria and Nigeria)	41	42	44	45	43	36				36
Total, including equity affiliates	1,596	1,552	1,514	1,518	1,545	1,568				1,568

Crude Oil (MBD)
Consolidated operations	606	565	532	543	562	581				581
Equity affiliates	20	20	20	17	19	18				18
Total continuing operations	626	585	552	560	581	599				599
Discontinued operations (Algeria and Nigeria)	20	18	19	15	18	8				8
Total	646	603	571	575	599	607				607
Over (under) lifting of crude oil (MBD)*	(9)	4	19	11	6	(16)				(16)
*Includes continuing and discontinued operations.

NGL (MBD)
Consolidated operations	151	150	148	144	149	152				152
Equity affiliates	8	8	8	6	7	7				7
Total continuing operations	159	158	156	150	156	159				159
Discontinued operations (Nigeria)	3	3	4	4	3	3				3
Total	162	161	160	154	159	162				162

Bitumen (MBD)
Consolidated operations	13	12	13	13	13	13				13
Equity affiliates	96	88	94	106	96	111				111
Total	109	100	107	119	109	124				124

Natural Gas (MMCFD)
Consolidated operations	3,479	3,505	3,423	3,427	3,458	3,432				3,432
Equity affiliates	483	493	507	439	481	469				469
Total continuing operations	3,962	3,998	3,930	3,866	3,939	3,901				3,901
Discontinued operations (Nigeria)	110	128	125	155	129	149				149
Total	4,072	4,126	4,055	4,021	4,068	4,050				4,050

Industry Prices
Crude Oil ($/BBL)
WTI	94.29	94.12	105.80	97.38	97.90	98.75				98.75
WCS	62.41	75.06	88.35	65.26	72.77	75.55				75.55
Brent dated	112.55	102.44	110.32	109.27	108.65	108.22				108.22
JCC	114.19	113.07	107.36	107.94	110.64	112.78				112.78
Natural Gas ($/MMBTU)
Henry Hub first of month	3.34	4.10	3.58	3.60	3.65	4.94				4.94

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	106.17	100.31	106.85	100.67	103.50	101.71				101.71
Equity affiliates	100.27	93.41	99.41	98.81	97.92	97.83				97.83
Total continuing operations	105.97	100.07	106.60	100.61	103.32	101.59				101.59
Discontinued operations (Algeria and Nigeria)	112.62	103.45	110.28	110.29	109.72	108.81				108.81
Total	106.20	100.14	106.74	100.83	103.51	101.69				101.69

NGL ($/BBL)
Consolidated operations	40.87	36.21	39.44	41.89	39.60	44.86				44.86
Equity affiliates	77.32	64.63	69.90	83.05	73.31	79.91				79.91
Total continuing operations	42.95	37.80	41.14	43.82	41.42	46.52				46.52
Discontinued operations (Nigeria)	12.30	13.13	15.76	16.13	14.58	12.99				12.99
Total	42.41	37.24	40.47	43.07	40.79	45.85				45.85

Bitumen ($/BBL)
Consolidated operations	36.78	59.67	76.90	44.73	55.25	61.69				61.69
Equity affiliates	39.52	55.13	75.93	43.64	53.00	55.85				55.85
Total	39.23	55.69	76.06	43.76	53.27	56.47				56.47

Natural Gas ($/MCF)
Consolidated operations	5.75	5.88	5.49	5.73	5.71	7.15				7.15
Equity affiliates	9.36	8.84	9.35	8.29	8.98	10.43				10.43
Total continuing operations	6.19	6.25	5.99	6.02	6.11	7.55				7.55
Discontinued operations (Nigeria)	2.54	2.98	2.58	2.36	2.60	2.69				2.69
Total	6.09	6.15	5.88	5.88	6.00	7.37				7.37

Exploration Expenses ($ Millions)
Dry holes	4	98	101	65	268	23				23
Leasehold impairment	32	78	32	33	175	46				46
Total noncash expenses	36	176	133	98	443	69				69
Other (G&A, G&G and lease rentals)	241	145	180	223	789	227				227
Total exploration expenses	277	321	313	321	1,232	296				296

U.S. exploration expenses	152	196	165	178	691	150				150
International exploration expenses	125	125	148	143	541	146				146

DD&A ($ Millions)
Alaska	135	135	124	136	530	132				132
Lower 48 and Latin America	744	785	880	836	3,245	829				829
Canada	343	345	330	297	1,315	232				232
Europe	261	234	234	304	1,033	404				404
Asia Pacific and Middle East	293	298	303	291	1,185	268				268
Other International	11	12	5	2	30	1				1
Corporate and Other	20	23	26	27	96	26				26
Total DD&A	1,807	1,832	1,902	1,893	7,434	1,892				1,892
5 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	190	176	161	182	178	175				175
Lower 48	148	147	153	158	152	171				171
Canada	14	14	13	12	13	13				13
Norway	100	78	94	95	92	96				96
United Kingdom	24	22	17	23	21	39				39
Europe	124	100	111	118	113	135				135
Australia/Timor-Leste	13	15	13	10	13	12				12
China	57	56	51	48	53	58				58
Indonesia	9	7	8	7	8	10				10
Malaysia	7	6	5	7	6	6				6
Equity affiliates	15	15	16	13	15	14				14
AP/ME	101	99	93	85	95	100				100
Libya	44	44	17	1	26	1				1
Equity affiliates	5	5	4	4	4	4				4
Other International	49	49	21	5	30	5				5
Total continuing operations	626	585	552	560	581	599				599
Discontinued operations (Algeria and Nigeria)	20	18	19	15	18	8				8
Total	646	603	571	575	599	607				607

NGL (MBD)
Alaska	18	15	11	16	15	16				16
Lower 48	87	91	94	90	91	91				91
Canada	26	25	25	23	25	25				25
Norway	3	2	3	3	3	2				2
United Kingdom	3	3	2	3	3	5				5
Europe	6	5	5	6	6	7				7
Australia/Timor-Leste	10	10	9	7	9	8				8
Indonesia	4	4	4	2	3	5				5
Equity affiliates	8	8	8	6	7	7				7
AP/ME	22	22	21	15	19	20				20
Total continuing operations	159	158	156	150	156	159				159
Discontinued operations (Nigeria)	3	3	4	4	3	3				3
Total	162	161	160	154	159	162				162

Bitumen (MBD)
Consolidated operations	13	12	13	13	13	13				13
Equity affiliates	96	88	94	106	96	111				111
Total	109	100	107	119	109	124				124

Natural Gas (MMCFD)
Alaska	56	38	35	43	43	55				55
Lower 48	1,441	1,516	1,511	1,493	1,490	1,468				1,468
Canada	806	788	775	731	775	707				707
Norway	161	119	130	163	143	157				157
United Kingdom	300	290	227	277	273	315				315
Europe	461	409	357	440	416	472				472
Australia/Timor-Leste	251	272	268	255	262	263				263
China	4	6	4	4	4	3				3
Indonesia	428	447	439	452	442	457				457
Malaysia	1	1	1	1	1	3				3
Equity affiliates	483	493	507	439	481	469				469
AP/ME	1,167	1,219	1,219	1,151	1,190	1,195				1,195
Libya	31	28	33	8	25	4				4
Other International	31	28	33	8	25	4				4
Total continuing operations	3,962	3,998	3,930	3,866	3,939	3,901				3,901
Discontinued operations (Nigeria)	110	128	125	155	129	149				149
Total	4,072	4,126	4,055	4,021	4,068	4,050				4,050

Total (MBOED)
Alaska	218	197	178	205	200	200				200
Lower 48	475	491	499	497	491	507				507
Consolidated operations	187	183	180	170	180	169				169
Equity affiliates	96	88	94	106	96	111				111
Canada	283	271	274	276	276	280				280
Norway	130	100	119	125	119	124				124
United Kingdom	77	73	57	72	70	96				96
Europe	207	173	176	197	189	220				220
Australia/Timor-Leste	65	70	67	60	65	64				64
China	58	57	52	49	54	59				59
Indonesia	84	86	85	84	85	91				91
Malaysia	7	6	5	7	6	6				6
Equity affiliates	104	105	108	92	102	99				99
AP/ME	318	324	317	292	312	319				319
Libya	49	49	22	2	30	2				2
Equity affiliates	5	5	4	4	4	4				4
Other International	54	54	26	6	34	6				6
Total continuing operations	1,555	1,510	1,470	1,473	1,502	1,532				1,532
Discontinued operations (Algeria and Nigeria)	41	42	44	45	43	36				36
Total	1,596	1,552	1,514	1,518	1,545	1,568				1,568
6 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	110.79	106.09	110.95	104.04	107.83	106.39				106.39
Lower 48	93.69	93.56	100.25	87.81	93.79	91.52				91.52
Canada	72.85	81.09	91.81	72.86	79.73	80.32				80.32
Norway	114.75	103.21	112.50	111.59	111.32	109.69				109.69
United Kingdom	111.07	101.67	110.62	108.94	107.57	107.37				107.37
Europe	114.11	102.74	112.28	110.96	110.56	109.05				109.05
Australia/Timor-Leste	107.76	97.11	103.84	107.26	104.17	106.36				106.36
China	110.91	98.58	106.36	106.17	105.50	105.62				105.62
Indonesia	93.32	83.15	93.35	95.66	91.37	92.82				92.82
Malaysia	119.87	108.67	114.90	118.29	115.44	115.35				115.35
AP/ME	109.35	97.77	105.43	106.43	104.78	104.92				104.92
Libya	112.18	102.82	107.49	-	107.21	-				-
Other International	112.18	102.82	107.49	-	107.21	-				-
Total consolidated operations	106.17	100.31	106.85	100.67	103.50	101.71				101.71
Equity affiliates	100.27	93.41	99.41	98.81	97.92	97.83				97.83
Total continuing operations	105.97	100.07	106.60	100.61	103.32	101.59				101.59
Discontinued operations (Algeria and Nigeria)	112.62	103.45	110.28	110.29	109.72	108.81				108.81
Total	106.20	100.14	106.74	100.83	103.51	101.69				101.69

NGL ($/BBL)
Consolidated operations
Lower 48	29.58	29.30	32.57	34.33	31.48	36.06				36.06
Canada	50.15	44.08	46.90	47.57	47.19	56.13				56.13
Norway	59.77	52.15	56.29	64.13	59.08	52.95				52.95
United Kingdom	60.61	46.32	58.58	61.69	57.48	64.99				64.99
Europe	60.10	49.29	57.36	63.01	58.36	60.48				60.48
Australia/Timor-Leste	77.42	67.48	71.92	81.14	74.79	78.51				78.51
Indonesia	78.10	64.58	69.97	72.47	71.23	82.11				82.11
AP/ME	77.59	66.54	71.35	79.29	73.82	80.07				80.07
Total consolidated operations	40.87	36.21	39.44	41.89	39.60	44.86				44.86
Equity affiliates	77.32	64.63	69.90	83.05	73.31	79.91				79.91
Total continuing operations	42.95	37.80	41.14	43.82	41.42	46.52				46.52
Discontinued operations (Nigeria)	12.30	13.13	15.76	16.13	14.58	12.99				12.99
Total	42.41	37.24	40.47	43.07	40.79	45.85				45.85

Bitumen ($/BBL)
Consolidated operations	36.78	59.67	76.90	44.73	55.25	61.69				61.69
Equity affiliates	39.52	55.13	75.93	43.64	53.00	55.85				55.85
Total	39.23	55.69	76.06	43.76	53.27	56.47				56.47

Natural Gas ($/MCF)
Consolidated operations
Alaska	5.20	4.03	4.09	3.74	4.35	5.22				5.22
Lower 48	3.19	3.85	3.39	3.55	3.50	5.08				5.08
Canada	2.89	3.28	2.42	3.09	2.92	5.81				5.81
Norway	10.69	10.42	11.11	11.24	10.89	11.16				11.16
United Kingdom	10.87	10.19	10.12	11.04	10.58	10.83				10.83
Europe	10.81	10.26	10.48	11.11	10.68	10.94				10.94
Australia/Timor-Leste*	1.10	1.11	1.81	1.09	1.28	1.09				1.09
China	2.50	2.52	2.54	3.30	2.70	1.66				1.66
Indonesia	11.57	10.56	11.01	10.04	10.78	10.24				10.24
AP/ME	11.20	10.62	10.81	9.83	10.61	10.32				10.32
Libya	4.86	4.65	5.92	7.37	5.38	6.65				6.65
Other International	4.86	4.65	5.92	7.37	5.38	6.65				6.65
Total consolidated operations	5.75	5.88	5.49	5.73	5.71	7.15				7.15
Equity affiliates	9.36	8.84	9.35	8.29	8.98	10.43				10.43
Total continuing operations	6.19	6.25	5.99	6.02	6.11	7.55				7.55
Discontinued operations (Nigeria)	2.54	2.98	2.58	2.36	2.60	2.69				2.69
Total	6.09	6.15	5.88	5.88	6.00	7.37				7.37
*Excludes transfers to Darwin LNG plant.
7 of 8

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(162)	(173)	(234)	(251)	(820)	(235)				(235)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(108)	(127)	(124)	(171)	(530)	(163)				(163)
Corporate G&A expenses	(27)	(43)	(77)	(66)	(213)	(31)				(31)
Technology*	(8)	41	(26)	(13)	(6)	(28)				(28)
Other	(19)	(44)	(7)	(1)	(71)	(13)				(13)
Total	(162)	(173)	(234)	(251)	(820)	(235)				(235)
*Includes investment in new technologies or businesses outside of our normal scope of operations and is net of licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(287)	(303)	(303)	(306)	(1,199)	(291)				(291)
Capitalized interest	179	186	172	130	667	120				120
Interest revenue	10	28	10	12	60	9				9
Total	(98)	(89)	(121)	(164)	(472)	(162)				(162)

Debt
Total debt ($ Millions)	21,670	21,721	21,668	21,662	21,662	21,206				21,206
Debt-to-capital ratio (%)	31%	31%	30%	29%	29%	28%				28%

Equity ($ Millions)	49,240	48,932	51,537	52,492	52,492	53,621				53,621
REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
IFRS	International Financial Reporting Standards
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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